    [Logo  MFS(SM)                                                Annual Report
INSTITUTIONAL ADVISORS, INC.                                     for Year Ended
                                                                  June 30, 1998


--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
--------------------------------------------------------------------------------


                               [Graphic Omitted]

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                                                INVESTMENT ADVISER
Jeffrey L. Shames*                                      Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and                  500 Boylston Street
Director, MFS(R) Investment                             Boston, MA 02116-3741
Management(SM)
                                                        DISTRIBUTOR
Nelson J. Darling, Jr.                                  MFS Fund Distributors, Inc.
Professional Trustee                                    500 Boylston Street
                                                        Boston, MA 02116-3741
William R. Gutow
Vice Chairman,                                          INVESTOR SERVICE
Capitol Entertainment Management Company;               MFS Service Center, Inc.
Real Estate Consultant                                  P.O. Box 2281
                                                        Boston, MA 02107-9906
PORTFOLIO MANAGERS
John W. Ballen*                                         For additional information,
Brian E. Stack*                                         contact your financial adviser.

CHAIRMAN AND PRESIDENT                                  CUSTODIAN
Jeffrey L. Shames*                                      State Street Bank and Trust Company

TREASURER                                               AUDITORS
W. Thomas London*                                       Deloitte & Touche LLP

ASSISTANT TREASURERS                                    WORLD WIDE WEB
Mark E. Bradley*                                        www.mfs.com
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


------------------------------------------------------------------------------
[DALBARLOGO]   For the fourth year in a row, MFS earned a #1 ranking in the
               DALBAR, Inc. Broker/Dealer Survey, Main Office Operations Service
               Quality Category. The firm achieved a 3.42 overall score on a scale of 1 to 4 in the 1997 survey. A total of 111 firms
               responded, offering input on the quality of service they received from 29 mutual fund companies nationwide. The survey contained questions about service quality in 11 categories including
               "knowledge of operations contact," "keeping you informed," and
               "ease of doing business" with the firm.
-------------------------------------------------------------------------------


*Affiliated with the Investment Adviser


-------------------------------------------------------------------------------
          NOT FDIC INSURED      MAY LOSE VALUE      NO BANK GUARANTEE
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a significant market correction is possible and that such a correction would be a healthy near-term event.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near- term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 22; this summer, the average P/E ratio was 32% higher, at about 29. In some cases, such as with some of the newer companies associated with the Internet, P/E ratios have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 4% to 6% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

We believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes. This includes portfolios that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS(R) Investment Management(SM)

    July 13, 1998

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders:

For the twelve months ended June 30, 1998, the Fund provided a total return of 23.51%, which compares to a 16.50% return for the Russell 2000 Total Return Index and a 13.20% return for the Russell 2000 Growth Index. The Russell 2000 is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and NASDAQ.

The portfolio invests in small-capitalization companies that we believe are best positioned to become major enterprises over a period of three-to-five years based on their abilities to produce sustainable and predictable growth in sales, revenues, and earnings. In choosing stocks, we are careful to assure that the prices we're paying are in line with the companies' actual fundamental strength and long-term growth prospects. The foundation of our stock picking process is MFS(R) Original Research(SM), by which stocks are selected after in-depth fundamental analysis of companies' earnings outlooks, managements, business models, competitive strategies, market positions, and growth prospects. This research-intensive process allows us to own companies that are enjoying growth driven by innovation and creativity rather than by the temporary boost of a booming economy.

When investing in smaller companies, thorough research is essential, as smaller companies are generally followed on Wall Street by fewer analysts than are larger corporations. Simply put, the depth of information about any small company that is available to investors is limited. Our staff of more than 30 research analysts helps us gain an informational edge that enables us to discover promising young stocks early.

Much of the economic growth in the United States has been driven by technology companies. Technology stocks comprise about 26% of the equities in the portfolio and, in choosing investments here, we seek out stocks that, spurred by the growing demand for all types of technology, we believe can sustain long-term growth. We have been a long-term holder of PMC-Sierra, for example, which makes an integrated circuit for transmitting voice and data over a wide area. This company is benefiting from the Internet boom and the growing demand for multimedia applications. The company's high margins, leading market share, and ability to compete effectively in a fast-growing market sector have made it an attractive investment for the portfolio.

Another stock that is a byproduct of the growth of technology in our lives is Learning Tree International. Learning Tree provides information technology training to technology professionals. The pace of change in technology is so rapid that even professionals can find their skills becoming obsolete. We owned the stock at its initial public offering, and it performed exceptionally well in the months following, driven by great demand for training on Microsoft's then leading-edge version of Windows NT. As that product cycle ran its course, we sold the company's stock because our research indicated that the company couldn't sustain its lofty valuation, despite its underlying fundamental strength. However, it remains a leader in a vibrant market and is investing to extend that leadership. We feel the stock is now attractively priced and we are currently adding to our position because we expect solid long-term growth and that the company's franchise is strong.

Finally, as we approach the end of the century, our investment decisions must take into account the looming Year 2000 problem for makers and consumers of technology. This issue presents both an opportunity and a risk. We do not invest in companies whose main line of business is fixing Year 2000 problems because this will only provide them with short-term earnings growth that will likely disappear after the turn of the century. However, companies that can use their Year 2000 expertise as an entree for additional client work may be good candidates for the portfolio. At the same time, the Year 2000 problem creates a potential investment risk for portfolio companies that rely heavily on older-generation computer systems. These companies will need to spend vast amounts of time and money to update their software. We are carefully reviewing the action plans of portfolio companies that might be vulnerable to this risk.

Globally, the Asian crisis has had little impact on the portfolio, as most of the companies we invest in are focused on selling products and services to the U.S. economy. Any damage to the portfolio has been more a reflection of investor psychology than any real fundamental change. In Europe, while few companies are dependent on international trade, the reduction of trade barriers between European nations could help smaller companies sell globally earlier in their life cycles. This could help their markets expand and their earnings grow.

Respectfully,

/s/ John W. Ballen                              /s/ Brian E. Stack

    John W. Ballen                                  Brian E. Stack
    Portfolio Manager                               Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

PORTFOLIO MANAGERS' PROFILES

John W. Ballen was named President and Chief Investment Officer of MFS(R) Investment Management(SM) effective August 1, 1998. He is a member of the Board of Directors of MFS Investment Management, as well as portfolio manager of MFS(R) Emerging Growth Fund, MFS(R) World Growth Fund, MFS(R) World Asset Allocation(SM) Fund, MFS(R) Institutional Mid Cap Growth Fund, MFS(R) Institutional Emerging Equities Fund, MFS(R) Emerging Growth Series, part of MFS(R) Variable Insurance Trust(SM), and the Emerging Growth Series, World Asset Allocation(SM) Series and World Growth Series offered through MFS(R)/Sun Life annuity products. Mr. Ballen joined the MFS Research Department in 1984 as an industry specialist. He was named Investment Officer in 1986, Vice President -- Investments in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and a Master of Business Administration degree from Stanford University.

Brian E. Stack is a Vice President -- Investments of MFS(R) Investment Management(SM) and portfolio manager of MFS(R) Institutional Emerging Equities Fund, MFS(R) New Discovery Fund and MFS(R) New Discovery Series offered through MFS(R)/Sun Life annuity products. Mr. Stack joined MFS in 1993 as an equity research analyst following the chemical, hospital management, HMO, medical services and business services industries and was named a portfolio manager in 1996. He has worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. from the University of Virginia.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Please read it carefully before investing or sending money.

FUND FACTS

Objective:              Seeks long-term growth of capital. The Fund invests,
                        under normal market conditions, at least 80% of its assets in equity securities of small and medium-size companies that are early in their life cycle but which may have the potential to become major enterprises
                        (emerging growth companies).

Commencement of
investment operations:  June 16, 1993

Size:                   $502.4 million net assets as of June 30, 1998

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value.

GROWTH OF A HYPOTHETICAL $3,000,000 INVESTMENT
(For the period from July 1, 1993, through June 30, 1998)

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. Please read it carefully before investing or sending money.



                 MFS           RUSSELL
            INSTITUTIONAL       2000             CONSUMER
              EMERGING          TOTAL             PRICE
              EQUITIES         RETURN             INDEX
                FUND            INDEX            -- U.S.
----------------------------------------------------------
 7/93       $ 3,000,000     $ 3,000,000       $ 3,000,000
12/94         4,340,000       3,289,000         3,110,000
12/96         7,457,000       4,918,000         3,295,000
 6/98        10,622,240       6,314,085         3,389,548


AVERAGE ANNUAL TOTAL RETURNS THROUGH JUNE 30, 1998
                                              1 Year          3 Years          5 Years    10 Years/Life
----------------------------------------------------------------------------------------------------------------
MFS Institutional Emerging Equities Fund*    +23.51%          +27.43%          +28.34%          +28.52%
----------------------------------------------------------------------------------------------------------------
Russell 2000 Growth Index#                   +13.20%          +23.00%          +18.07%          +13.71%
----------------------------------------------------------------------------------------------------------------
Russell 2000 Total Return Index#             +16.50%          +18.85%          +16.05%          +16.05%
----------------------------------------------------------------------------------------------------------------
Consumer Price Index#+                       + 1.75%          + 2.27%          + 2.47%          + 2.47%
----------------------------------------------------------------------------------------------------------------
* "Life" refers to the period from the commencement of the Fund's investment operations, June 16, 1993, through June 30, 1998.
# Source: CDA/Wiesenberger. "Life" refers to the period from July 1, 1993, through June 30, 1998.
+ The Consumer Price Index is measured by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO OF INVESTMENTS - June 30, 1998
Stocks - 95.3%
------------------------------------------------------------------------------
Issuer                                                   Shares          Value
------------------------------------------------------------------------------
U.S. Stocks - 95.3%
  Advertising - 0.2%
    Snyder Communications, Inc.*                         18,692   $    822,448
------------------------------------------------------------------------------
  Airlines - 1.1%
    Atlas Air, Inc.*                                    108,100   $  3,655,131
    Skywest, Inc.                                        70,900      1,985,200
                                                                  ------------
                                                                  $  5,640,331
------------------------------------------------------------------------------
  Biotechnology - 1.8%
    IDEXX Laboratories, Inc.*                           366,600   $  9,119,175
------------------------------------------------------------------------------
  Broadcasting
    Citadel Communications Corp.                          4,500      $  72,000
------------------------------------------------------------------------------
  Business Machines - 3.2%
    Affiliated Computer Services, Inc., "A"*            416,634   $ 16,040,409
    Aztec Consulting, Inc.*                              18,434        140,559
                                                                  ------------
                                                                  $ 16,180,968
------------------------------------------------------------------------------
  Business Services - 21.4%
    AccuStaff, Inc.*                                    217,612   $  6,800,375
    Answerthink Consulting Group, Inc.*                   1,600         34,400
    BISYS Group, Inc.*                                  179,200      7,347,200
    Catalina Marketing Corp.*                            63,500      3,298,031
    Ceridian Corp.*                                      67,200      3,948,000
    Computer Learning Centers, Inc.*                    238,200      5,925,225
    Dendrite International, Inc.*                        81,738      3,075,392
    Diamond Technology Partners, Inc., "A"*               4,300        130,075
    DST Systems, Inc.*                                  170,200      9,531,200
    Fiserv, Inc.*                                       168,500      7,155,984
    Franklin Covey Co.*                                  41,565        800,126
    Galileo International, Inc.                          55,900      2,518,994
    Global Directmail Corp.*                            188,100      2,374,762
    Interim Services, Inc.*                             244,104      7,841,841
    International Network Services*                      28,800      1,180,800
    Learning Tree International, Inc.*                  300,400      6,045,550
    May & Speh, Inc.*                                   234,800      4,666,650
    Mecon, Inc.*                                         83,900        870,463
    Memberworks, Inc.*                                   40,600      1,309,350
    Meta Group, Inc.*                                   148,750      3,291,094
    National Processing, Inc.*                          151,000      1,613,813
    NOVA Corp.*                                          59,100      2,112,825
    Paymentech, Inc.*                                   114,500      2,354,406
    Personnel Group of America, Inc.*                    81,500      1,630,000
    PMT Services, Inc.*                                 222,000      5,647,125
    Professional Detailing, Inc.*                        14,900        370,638
    Renaissance Worldwide, Inc.*                        116,900      2,542,575
    SPS Transaction Services, Inc.*                     105,000      3,294,375
    Superior Consultant, Inc.*                           37,200      1,604,250
    Superior Services, Inc.*                             59,000      1,773,688
    Technology Solutions Co.*                           158,425      5,020,092
    Teletech Holdings, Inc.*                            114,900      1,407,525
                                                                  ------------
                                                                  $107,516,824
------------------------------------------------------------------------------
  Computer Software - Services - 0.1%
    Concentric Network Corp.*                            16,700   $    506,219
    International Integration, Inc.*                      1,200         20,700
                                                                  ------------
                                                                  $    526,919
------------------------------------------------------------------------------
  Computer Software - Systems - 15.4%
    American Business Information, Inc., "A"*           139,000   $  2,119,750
    American Business Information, Inc., "B"*           120,000      1,920,000
    Aspen Technology, Inc.*                             108,200      5,464,100
    Black Box Corp.*                                     50,300      1,669,331
    Cadence Design Systems, Inc.*                       343,250     10,726,562
    Clarify, Inc.*                                       61,600        831,600
    Compuware Corp.*                                     88,000      4,499,000
    Comverse Technology, Inc.*                           56,600      2,936,125
    Edify Corp.*                                         89,100        902,138
    Fair, Isaac & Co., Inc.                              56,700      2,154,600
    Harbinger Corp.*                                    105,700      2,556,619
    IKOS Systems, Inc.*                                  37,500        146,484
    Intelligroup, Inc.*                                  29,700        527,175
    Peerless Systems Corp.*                              68,700      1,425,525
    RWD Technologies, Inc.*                              13,600        321,300
    SCB Computer Technology, Inc.*                       77,100        848,100
    Security Dynamics Technologies, Inc.*               161,820      2,993,670
    Sterling Software, Inc.*                            257,300      7,606,431
    Summit Design, Inc.*                                173,800      2,552,688
    SunGard Data Systems, Inc.*                         165,180      6,338,783
    Synopsys, Inc.*                                     211,311      9,667,478
    Transaction System Architects, Inc., "A"*           108,300      4,169,550
    USCS International, Inc.*                           140,700      2,910,731
    Vantive Corp.*                                       64,400      1,320,200
    Xionics Document Technologies, Inc.*                153,400        757,413
                                                                  ------------
                                                                  $ 77,365,353
------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Alternative Resources Corp.*                         86,200   $  1,066,725
    Blyth Industries, Inc.*                              87,100      2,896,075
    Dial Corp.                                           62,100      1,610,719
                                                                  ------------
                                                                  $  5,573,519
------------------------------------------------------------------------------
  Containers - 0.4%
    AptarGroup, Inc.                                     17,100   $  1,063,406
    Stone Container Corp.*                               60,600        946,875
                                                                  ------------
                                                                  $  2,010,281
------------------------------------------------------------------------------
  Electrical Equipment - 1.7%
    AFC Cable Systems, Inc.*                             53,700   $  1,906,350
    Barnett, Inc.*                                       46,400        939,600
    Belden, Inc.                                         77,300      2,367,313
    Cable Design Technologies Corp.*                    170,500      3,516,562
                                                                  ------------
                                                                  $  8,729,825
------------------------------------------------------------------------------
  Electronics - 6.3%
    Actel Corp.*                                         81,900   $    880,425
    Anadigics, Inc.*                                     68,000        926,500
    Analog Devices, Inc.*                               188,066      4,619,371
    BMC Industries, Inc.                                113,200        990,500
    Burr-Brown Corp.*                                   159,225      3,343,725
    DuPont Photomasks, Inc.*                             49,000      1,690,500
    International Rectifier Corp.*                      156,100      1,326,850
    Lattice Semiconductor Corp.*                         85,900      2,440,097
    Microchip Technology, Inc.*                          67,500      1,763,438
    Photronics, Inc.*                                   150,200      3,313,788
    PMC-Sierra, Inc.*                                    79,900      3,745,312
    Sipex Corp.*                                        133,200      2,863,800
    Triquint Semiconductor, Inc.*                        48,000        912,000
    Ultratech Stepper, Inc.*                             41,100        811,725
    VLSI Technology, Inc.*                              107,400      1,802,306
                                                                  ------------
                                                                  $ 31,430,337
------------------------------------------------------------------------------
  Entertainment - 4.0%
    Gemstar International Group Ltd.*                   194,300   $  7,274,106
    Harrah's Entertainment, Inc.*                       162,800      3,785,100
    Hearst-Argyle Television, Inc.*                      27,100      1,084,000
    Heftel Broadcasting Corp., "A"*                      55,400      2,479,150
    Jacor Communications, Inc.*                          62,800      3,705,200
    Univision Communications, Inc., "A"*                 42,300      1,575,675
                                                                  ------------
                                                                  $ 19,903,231
------------------------------------------------------------------------------
  Financial Institutions - 1.9%
    ARM Financial Group, Inc., "A"                       17,000   $    376,125
    BA Merchants Services, Inc., "A"*                    77,900      1,572,606
    Conning Corp.                                        48,200        939,900
    Student Loan Corp.                                   75,300      3,543,807
    Waddell & Reed Financial, Inc., "A"                 120,300      2,879,681
                                                                  ------------
                                                                  $  9,312,119
------------------------------------------------------------------------------
  Food and Beverage Products - 0.9%
    Mondavi (Robert) Corp.*                              65,300   $  1,852,887
    Tootsie Roll Industries, Inc.                        37,580      2,884,265
                                                                  ------------
                                                                  $  4,737,152
------------------------------------------------------------------------------
  Insurance - 0.9%
    Annuity and Life Re Holdings Ltd.*                    1,800      $  39,825
    Executive Risk, Inc.                                 34,700      2,559,125
    Life Re Corp.                                        24,800      2,055,300
                                                                  ------------
                                                                  $  4,654,250
------------------------------------------------------------------------------
  Medical and Health Products - 2.2%
    AmeriSource Health Corp., "A"*                       97,700   $  6,417,669
    Datascope Corp.*                                     22,000        584,375
    Megabios Corp.*                                      31,000        236,375
    PSS World Medical, Inc.*                            277,300      4,055,512
                                                                  ------------
                                                                  $ 11,293,931
------------------------------------------------------------------------------
  Medical and Health Technology and Services - 9.7%
    Apache Medical Systems, Inc.*                        58,200   $    112,763
    Concentra Managed Care, Inc.*                       222,145      5,775,770
    Cytyc Corp.*                                        122,900      2,004,806
    HCIA, Inc.*                                         141,500      1,821,812
    HealthSouth Corp.*                                   86,478      2,307,882
    Hologic, Inc.*                                      107,400      1,953,337
    IDX Systems Corp.*                                   89,500      4,122,594
    Mariner Health Group, Inc.*                          49,100        816,288
    Mid Atlantic Medical Services, Inc.*                135,000      1,552,500
    NCS Healthcare, Inc., "A"*                          117,900      3,360,150
    Ocular Sciences, Inc.*                                5,500        178,750
    Orthodontic Centers of America, Inc.*                64,900      1,358,844
    Pediatric Services America, Inc.*                    97,700      1,514,350
    Province Healthcare Co.*                             21,200        586,975
    Quorum Health Group, Inc.*                          165,100      4,375,150
    Renal Care Group, Inc.*                              38,800      1,709,625
    Steris Corp.*                                        59,600      3,790,187
    Total Renal Care Holdings, Inc.*                    288,505      9,953,422
    Transition Systems, Inc.*                            26,400        280,500
    Virgin Islands Technologies, Inc.*                   86,300        976,269
                                                                  ------------
                                                                  $ 48,551,974
------------------------------------------------------------------------------
  Oil Services - 1.4%
    Dril-Quip, Inc.*                                     31,400   $    824,250
    EVI Weatherford, Inc.*                               50,590      1,878,153
    Global Industries, Inc.*                            189,800      3,202,875
    National Oilwell, Inc.*                              32,700        876,769
                                                                  ------------
                                                                  $  6,782,047
------------------------------------------------------------------------------
  Oils - 0.4%
    Newfield Exploration Co.*                            82,100   $  2,042,238
------------------------------------------------------------------------------
  Pharmaceuticals - 0.2%
    King Pharmaceuticals, Inc.*                          14,400   $    201,600
    Kos Pharmaceuticals, Inc.*                           69,300        701,663
                                                                  ------------
                                                                  $    903,263
------------------------------------------------------------------------------
  Printing and Publishing - 1.7%
    Applied Graphics Technologies, Inc.*                 30,900   $  1,413,675
    Harte-Hanks Communications, Inc.                     79,100      2,041,769
    Scholastic Corp.*                                   119,400      4,761,075
    Workflow Management, Inc.*                           12,656        102,039
                                                                  ------------
                                                                  $  8,318,558
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.9%
    Kilroy Realty Corp.                                  48,800   $  1,220,000
    Patriot American Hospitality, Inc.                  147,180      3,523,121
                                                                  ------------
                                                                  $  4,743,121
------------------------------------------------------------------------------
  Restaurants and Lodging - 3.6%
    Applebee's International, Inc.                      107,400   $  2,403,075
    Buffets, Inc.*                                      227,421      3,567,667
    Capstar Hotel Co.*                                  119,050      3,333,400
    Four Seasons Hotels, Inc.                            25,400        895,350
    Outback Steakhouse, Inc.*                            62,300      2,429,700
    Prime Hospitality Corp.*                             70,100      1,222,369
    Promus Hotel Corp.*                                  22,000        847,000
    ShoLodge, Inc.*                                      70,066        551,770
    Sonic Corp.*                                         83,100      1,859,362
    Suburban Lodges of America, Inc.*                    33,000        499,125
    Taco Cabana, Inc.*                                   66,400        419,150
                                                                  ------------
                                                                  $ 18,027,968
------------------------------------------------------------------------------
  Special Products and Services - 2.2%
    Caliber Learning Network, Inc.*                       6,900   $    106,087
    Cognizant Corp.                                      28,859      1,818,117
    Equity Corp. International*                         126,450      3,034,800
    Navigant International, Inc.*                         8,967         76,220
    Newport News Shipbuilding, Inc.                     215,900      5,775,325
    School Specialty, Inc.*                              10,363        169,694
                                                                  ------------
                                                                  $ 10,980,243
------------------------------------------------------------------------------
  Stores - 6.4%
    AnnTaylor Stores Corp.*                             123,000   $  2,606,062
    BJ's Wholesale Club, Inc.*                           33,500      1,360,938
    Corporate Express, Inc.*                            212,500      2,696,094
    CSK Auto Corp.*                                      84,700      2,138,675
    Duane Reade, Inc.*                                   57,900      1,737,000
    General Nutrition Cos., Inc.*                        37,300      1,160,963
    Gymboree Corp.*                                     108,300      1,641,422
    Mazel Stores, Inc.*                                  86,200      1,379,200
    Micro Warehouse, Inc.*                               81,700      1,266,350
    Petco Animal Supplies, Inc.*                        171,800      3,425,262
    Regis Corp.                                         106,000      3,133,625
    Rite Aid Corp.                                      123,670      4,645,354
    U.S. Office Products Co.*                            22,218        433,251
    Viking Office Products, Inc.*                       147,800      4,637,225
                                                                  ------------
                                                                  $ 32,261,421
------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Meyer (Fred), Inc.*                                 111,360   $  4,732,800
------------------------------------------------------------------------------
  Telecommunications - 5.3%
    Allegiance Telecom, Inc.*                            23,700   $    355,500
    American Tower Corp., "A"*                          103,300      2,576,044
    Aspect Telecommunications Corp.*                    256,000      7,008,000
    Hyperion Telecommunications, Inc., "A"*              36,600        574,162
    Intermedia Communications, Inc.*                    138,900      5,825,119
    Lightbridge, Inc.*                                  131,400      1,116,900
    Natural Microsystems Corp.*                          55,800        892,800
    Nextlink Communications, Inc., "A"*                  87,000      3,295,125
    Proxim, Inc.*                                        73,700      1,225,262
    Transaction Network Services, Inc.*                 155,600      3,277,325
    VDI Media*                                           40,600        395,850
                                                                  ------------
                                                                  $ 26,542,087
------------------------------------------------------------------------------
  Transportation
    Dynamex, Inc.*                                        4,000   $     48,500
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $394,611,146)                      $478,822,883
------------------------------------------------------------------------------

Short-Term Obligations - 4.8%
------------------------------------------------------------------------------
                                               Principal Amount
Issuer                                            (000 Omitted)          Value
------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp.,
      due 7/10/98 - 7/24/98                            $ 15,900   $ 15,859,981
    Federal National Mortgage Assn., due 8/26/98          8,030      7,962,423
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $ 23,822,404
------------------------------------------------------------------------------
Total Investments (Identified Cost, $418,433,550)                 $502,645,287
Other Assets, Less Liabilities - (0.1)%                               (251,953)
------------------------------------------------------------------------------
Net Assets - 100.0%                                               $502,393,334
------------------------------------------------------------------------------

* Non-income producing security.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1998
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $418,433,550)         $502,645,287
  Cash                                                                37,436
  Receivable for Fund shares sold                                    712,152
  Receivable for investments sold                                    172,302
  Dividends receivable                                                37,716
  Receivable from investment adviser                                 297,667
  Other assets                                                         2,822
                                                                ------------
      Total assets                                              $503,905,382
                                                                ------------
Liabilities:
  Payable for investments purchased                             $  1,401,142
  Payable for Fund shares reacquired                                  42,312
  Payable to affiliates -
    Management fee                                                    30,520
    Administrative fee                                                   619
    Shareholder servicing agent fee                                      310
  Accrued expenses and other liabilities                              37,145
                                                                ------------
      Total liabilities                                         $  1,512,048
                                                                ------------
Net assets                                                      $502,393,334
                                                                ============
Net assets consist of:
  Paid-in capital                                               $385,254,737
  Unrealized appreciation on investments                          84,211,737
  Accumulated undistributed net realized gain on investments      32,926,860
                                                                ------------
      Total                                                     $502,393,334
                                                                ============
Shares of beneficial interest outstanding                        21,890,476
                                                                 ==========

Net asset value, offering price, and redemption price per
share(net assets / shares of beneficial interest outstanding)     $22.95
                                                                  ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------
Year Ended June 30, 1998
-------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest income                                          $  1,200,840
    Dividend income                                               525,067
    Foreign taxes withheld                                         (1,880)
                                                             ------------
      Total income                                           $  1,724,027
                                                             ------------

  Expenses -
    Management fee                                           $  3,305,598
    Administrative fee                                             62,455
    Trustees' compensation                                          5,000
    Shareholder servicing agent fee                                33,073
    Custodian fee                                                 145,660
    Auditing fees                                                  18,758
    Printing fee                                                   11,075
    Legal fees                                                      5,839
    Amortization of organization expenses                             840
    Miscellaneous                                                  55,517
                                                             ------------
      Total expenses                                         $  3,643,815
    Fees paid indirectly                                          (40,550)
    Reduction of expenses by investment adviser                  (297,667)
                                                             ------------
      Net expenses                                           $  3,305,598
                                                             ------------
        Net investment loss                                  $ (1,581,571)
                                                             ------------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on
    investment transactions                                  $ 67,546,425
  Change in unrealized appreciation on investments             25,481,475
                                                             ------------
        Net realized and unrealized gain on investments      $ 93,027,900
                                                             ------------
          Increase in net assets from operations             $ 91,446,329
                                                             ============

See notes to financial statements

Statement of Changes in Net Assets
---------------------------------------------------------------------------
                                                 Year Ended     Year Ended
                                              June 30, 1998   June 30, 1997
---------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                          $ (1,581,571)  $   (661,361)
  Net realized gain on investments               67,546,425     35,985,298
  Net unrealized gain on investments             25,481,475     23,702,376
                                               ------------   ------------
    Increase in net assets from operations     $ 91,446,329   $ 59,026,313
                                               ------------   ------------

Distributions declared to shareholders
  from net realized gain on investments        $(55,887,219)  $(44,043,097)
                                               ------------   ------------
Net increase in net assets from Fund
  share transactions                           $ 83,197,496   $109,291,545
                                               ------------   ------------
      Total increase in net assets             $118,756,606   $124,274,761
Net assets:
  At beginning of period                        383,636,728    259,361,967
                                               ------------   ------------

  At end of period (including accumulated
    net investment loss of $0 and
    $0, respectively)                          $502,393,334   $383,636,728
                                               ============   ============

See notes to financial statements

Financial Highlights
--------------------------------------------------------------------------------------------------------------------
                                                          Year Ended June 30,                           Period Ended
                                   -------------------------------------------------------------------      June 30,
                                            1998         1997         1996         1995         1994          1993*
                                          --------     --------     --------     --------     --------      --------
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $  21.45     $  21.17     $  16.42     $  11.75     $  10.17      $  10.00
                                          --------     --------     --------     --------     --------      --------
Income from investment operations# -
  Net investment income (loss)(S)         $  (0.08)    $  (0.04)    $  (0.04)    $  (0.03)    $  (0.03)     $   0.01
  Net realized and unrealized
    gain on investments and
    foreign currency transactions             4.54         3.42         6.55         5.04         1.82***       0.16
                                          --------     --------     --------     --------     --------      --------
      Total from investment operations    $   4.46     $   3.38     $   6.51     $   5.01     $   1.79      $   0.17
                                          --------     --------     --------     --------     --------      --------
Less distributions declared
  to shareholders -
  From net investment income               $  --       $   --       $   --       $   --       $  (0.00)**   $   --
  From net realized gain on investments
    and foreign currency transactions        (2.96)       (3.10)       (1.76)       (0.34)       (0.21)         --
                                          --------     --------     --------     --------     --------      --------

      Total distributions
        declared to shareholders          $  (2.96)    $  (3.10)    $  (1.76)    $  (0.34)    $  (0.21)     $   --
                                          --------     --------     --------     --------     --------      --------
Net asset value - end of period           $  22.95     $  21.45     $  21.17     $  16.42     $  11.75      $  10.17
                                          ========     ========     ========     ========     ========      ========
Total return                                 23.51%       18.49%       41.37%       43.21%       17.50%         1.70%++
Ratios (to average net assets)/
Supplemental data(S):
  Expenses                                    0.75%        0.75%        0.75%        0.75%        0.78%         0.90%+
  Net investment income (loss)               (0.36)%      (0.22)%      (0.22)%      (0.19)%      (0.27)%        2.24%+
Portfolio turnover                              80%          96%          97%          86%          94%            0%
Net assets at end of period
(000 omitted)                             $502,393     $383,637     $259,362     $107,019     $ 27,559      $  3,052

   * For the period from the commencement of the Fund's investment operations, June 16, 1993, through June 30, 1993.
  ** Per share amount was less than $0.01.
 *** The per share data are not in accord with the net realized and unrealized loss for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
   + Annualized.
  ++ Not annualized.
   # Per share data are based on average shares outstanding.
  ## For fiscal years ending after July 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 (S) The investment adviser voluntarily agreed to pay the expenses of the Fund, exclusive of management fees. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:

                                                                                                                        $

    Net investment loss                  $(0.10)          $(0.06)         $(0.06)         $(0.07)        $(0.11)         --
    Ratios (to average net assets):
     Expenses##                           0.83%            0.84%           0.87%           0.98%          1.54%          2.50%+
     Net investment income (loss)       (0.44)%          (0.31)%         (0.34)%         (0.42)%        (1.02)%          0.64%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Fund operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended June 30, 1998, $1,581,571 was reclassified from accumulated net investment loss to accumulated net realized gain on investments due to differences between book and tax accounting for net investment losses. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser has voluntarily agreed to pay the expenses of the Fund, excluding management fees. This is reflected as a reduction of expenses in the Statement of Operations.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than short-term obligations, aggregated $347,256,448 and $334,061,579, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                              $421,386,914
                                                            ============
Gross unrealized appreciation                               $107,580,593
Gross unrealized depreciation                                (26,322,220)
                                                            ------------
  Net unrealized appreciation                               $ 81,258,373
                                                            ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                  Year Ended June 30, 1998    Year Ended June 30, 1997
                                  -------------------------   --------------------------
                                      Shares         Amount       Shares         Amount
----------------------------------------------------------------------------------------
Shares sold                        4,982,066   $113,341,586    5,591,839   $110,894,997
Shares issued to shareholders in
  reinvestment of distributions    2,819,882     54,141,729    2,309,406     42,400,694
Shares reacquired                 (3,794,265)   (84,285,819)  (2,272,650)   (44,004,146)
                                  ----------   ------------   ----------   ------------
    Net increase                   4,007,683   $ 83,197,496    5,628,595   $109,291,545
                                  ==========   ============   ==========   ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1998, was $614.

INDEPENDENT AUDITORS' REPORT
To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Emerging Equities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Equities Fund (one of the Series comprising MFS Institutional Trust) as of June 30, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1998 and 1997, and the financial highlights for each of the years in the six-year period ended June 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Emerging Equities Fund at June 30, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 7, 1998

FEDERAL TAX INFORMATION

In January 1999, shareholders will be mailed a Form 1099 reporting the federal tax status of all distributions paid during the calendar year 1998.

The Fund has designated $26,586,203 as a capital gain dividend.

For the year ended June 30, 1998, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 2.16%.


(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741
                                                                 IEE-2 8/98 0.5M